UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 23, 2011

VIROPHARMA INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-021699	23-2789550
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

730 STOCKTON DRIVE, EXTON, PENNSYLVANIA		19341
(Address of Principal Executive Offices)		(Zip Code)

(610) 458-7300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 23, 2011, ViroPharma Incorporated, (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 75,927,672 shares of the Company’s common stock were entitled to vote as of April 4, 2011, the record date for the Annual Meeting, of which 71,043,003, or 93.56%, were present in person or by proxy at the Annual Meeting, which constituted a quorum. The stockholders were asked to vote on four proposals. Set forth below are the matters acted upon by stockholders and the final voting results of each such proposal.

Proposal 1. Election of Directors

Stockholders of the Company were asked to elect John R. Leone, Vincent J. Milano and Howard H. Pien to serve as Class III directors of the Board for a three-year term expiring on the date of the Company’s 2014 Annual Meeting of Stockholders. The results of the vote taken at the Annual Meeting with respect to the election of John R. Leone, Vincent J. Milano and Howard H. Pien as Class III directors were as follows:

	For	Withheld	Broker Non-Votes
John R. Leone	61,971,662	1,754,702	7,316,639
Vincent J. Milano	61,292,735	2,433,629	7,316,639
Howard H. Pien	61,975,755	1,750,609	7,316,639

The terms of office of the following directors who did not stand for re-election continued after the Annual Meeting (i) Class I directors serving until 2012 are Paul A. Brooke, Michael R. Dougherty and Robert J. Glaser; and (ii) the Class II director serving until 2013 is William D. Claypool, M.D. Based upon the votes set forth above, John R. Leone, Vincent J. Milano and Howard H. Pien were duly elected to serve as directors of the Company for a three-year term, ending at the 2014 Annual Meeting.

Proposal 2. Advisory Vote on the Compensation of the Company’s Named Executive Officers

The compensation of the named executive officers as disclosed in the Company’s Proxy Statement pursuant to Item 402 of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) was approved, on an advisory basis, by the stockholders by the votes set forth in the table below:

	For	Against	Abstentions	Broker Non-Votes
Advisory Vote on Executive Compensation	60,284,696	2,195,682	1,130	7,316,639

Proposal 3. Advisory Vote on the Frequency of the Advisory Vote on the Compensation of the Company’s Named Executive Officers

The stockholders recommended, on an advisory basis, that the frequency of the stockholder vote on the compensation of the Company’s named executive officers, as required by Section 14A(a)(2) of the Exchange Act, occur every year by the votes set forth in the table below:

	1 Year	2 Years	3 Years	Abstentions	Broker Non- Votes
Advisory Vote on Frequency of the Advisory Vote on the Compensation of the Company’s Named Executive Officers	47,368,704	561,595	15,223,005	573,060	7,316,639

In accordance with the results of the advisory vote, the Board of Directors has determined that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every year.

Proposal 4. Ratification of Selection of Independent Registered Public Accounting Firm

The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 received the following votes:

	For	Against	Abstentions	Broker Non- Votes
Ratification of KPMG LLP	69,646,366	1,305,812	90,825	0

Based upon the votes set forth above, the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was duly ratified by the stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROPHARMA INCORPORATED

Date: May 24, 2011	By:	/s/ J. Peter Wolf
J. Peter Wolf Vice President, General Counsel and Secretary